Exhibit 99.1

First Midwest Bancorp

Presentation Materials
February 12, 2015

Agenda

- Who We Are
- Priorities and Performance
- Going Forward

Who We Are

Premier Banking Franchise

$9.4 Billion in Assets

- 5th Largest IL-based, 99th in U.S. (1)

$7.7 Billion in Average Deposits

- Strong Core Deposits - 83% Low Cost

$6.7 Billion in Loans

- #1 Agricultural Lender in IL, #45 in U.S. (2)

$7.2 Billion in Trust Assets

- IL's 3rd Largest in Revenue (3)

Deposits



Demand 30%
Savings/ NOW 34%
Money Market 20%
Time 16%

Loans



C&I/Ag 39%
CRE 47%
Consumer 13%
FDIC Covered 1%

Information as of December 31, 2014.

(1) From SNL Financial.
(2) From American Bankers Association.
(3) From Trust Performance Report.

Tenured in Attractive Markets

70 Plus Years of Service

Recognized Nationally and Locally

- 2014 J.D. Power Award

Suburban Chicago Centric

- 89% of Deposits
- #11 in Suburban Chicago MSA [1]

Robust Sales Platform

- Retail
- Commercial
- Wealth Management
- Approximately 110 Locations



WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
IOWA
DeKalb
Kane
DuPage
Cook
Scott
Rock Island
Kendall
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign

(1) SNL Financial based on deposit balances as of June 30, 2014.

Recognized

"Highest Customer Satisfaction with Retail Banking in the Midwest"

The study looked at the following factors:

- Account Information
- Channel Activities
- Facility
- Fees
- Problem Resolution
- Product Offerings


HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES®
RETAIL BANKING - MIDWEST • 2014
PRESENTED TO
FIRST
MIDWEST BANK
BY J.D. POWER AND ASSOCIATES

First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 Retail Banking Satisfaction Study[SM]. The study is based on 80,445 total responses measuring 21 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed January 2014. Individual experiences may vary. Visit *jdpower.com.*

First Midwest Bank
BANK WITH MOMENTUM

And Growing

Acquisition Impact

	Assets	Locations	Loans	Deposits	% Core	Loans / Deposits
First Midwest Bancorp [(1)]	$9.4	108	$6.5	$7.6	83%	86%
2014 Growth by Bank Acquisition	$1.3	19	$0.8	$1.2	82%	64%

- Expanding Metro Chicago Footprint, Augmenting "Best in Class" Deposit Base and Capacity to Leverage
- Expect Solid 2015 Earnings Accretion and Accelerated Capital Recovery
- Significant Balance Sheet Flexibility in 2015 and Manage Size and Interest Rate Environment
- Expect to Exceed $10 Billion in Total Assets Post 2015, Absent Acquisition Activity
- Anticipated Earnings Accretion from 2014 Acquisitions Well Exceeds Potential Durbin Impact ($5 Million Estimated Cost, After-tax , without any assumed offsets)

(1) Data as of December 31, 2014 includes Popular Community Bank, which closed on August 8, 2014. and Great Lakes Financial Resources, Inc., the holding company for Great Lakes Bank, National Association as of March 31, 2014 .

Dollar amounts in billions.

Growing and Strategically Accretive

- Metro Chicago Centric
- Cultural Fit
- Strong Team, Solid Reputation
- Financially Accretive
- Proven Integration Team
- Opportunities for Synergies
- Branches in IL, IN and IA



WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
Cook
IOWA
DeKalb
Kane
DuPage
Scott
Rock Island
Kendall
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign

An Experienced Acquiror

History Since 2006

9 Transactions Add $3.8 Billion in Assets

August 2012
Waukegan Savings Bank
- *$86 million in assets*

October 2011
4 Chicago-area branches of Old National Bancorp
- *$108 million in assets*

August 2010
Palos Bank & Trust Co.
- *$485 million in assets*

April 2010
Peotone Bank & Trust Co.
- *$129 million in assets*

October 2009
First DuPage Bank
- *$261 million in assets*

March 2006
Bank Calumet, Inc.
- *$1.4 billion in assets*

December 2014
Great Lakes Bank
- *$568 million in assets*
- *$223 million in loans*
- *$466 million in deposits*

September 2014
National Machine Tool Financial Corp
- *Equipment Leasing Finance*
- *In Business for 28 Years*
- *Historic Production - $40 million/yr*

August 2014
12 Chicago-area branches of Popular Community Bank
- *$762 million in assets*
- *$549 million in loans*
- *$732 million in deposits*

Announced, Closed and Integrated 2014 Bank Acquisitions in < 150 Days

Priorities and Performance

First Midwest's 2014 Priorities

Largely Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

Maximize Shareholder Value

These Priorities Drives Performance and Focus

Earnings Stronger, More Stable

Quarter End Data	Dec 2013	Sept 2014	Dec 2014	Dec '14 vs Dec '13	Dec '14 vs Sept '14
Reported Net Income	$19.2	$18.5	$14.6	N/M	N/M
Adjusted Net Income	$19.2	$20.8 (1)	$20.2 (1)	5%	(3%)
Net interest margin	3.62%	3.72%	3.76%	4%	1%
Fee-based revenues	$26.7	$29.7	$29.4	10%	(1%)
Efficiency Ratio	63%	62% (1)	66% (1)	5%	6%

(1) Excludes the impact of acquisition and integration related costs of $3.7 million for the third quarter of 2014 and $9.3 million for the fourth quarter of 2014.

Dollar amounts in millions.

Benefiting From
Growth in Loans and Fee-Based Businesses

Earnings Stronger, More Stable

Year Ended Data	Dec 2013	Dec 2014	Dec '14 vs Dec '13
Reported Net Income	$79.3	$69.3	N/M
Adjusted Net Income	$67.9 (1)	$77.6 (2)	14%
Net interest margin	3.68%	3.69%	-
Fee-based revenues	$106.3	$111.1	5%
Efficiency Ratio	64%	65% (2)	2%

(1) Excludes the impact of certain balance sheet repositioning activities during the third quarter of 2013.
(2) Excludes the impact of acquisition and integration related costs of $13.9 million.
Dollar amounts in millions.

Growth in Loans and Fee-Based Businesses Enhance Performance

Credit Quality Normalized


Non-performing Assets (1)
Down 26%
$150
$125
$100
$75
$50
$25
$0
$120
$24
$32
$64
$104
$5
$29
$70
$89
$3
$26
$60
Dec 2013
Sept 2014
Dec 2014
NPLs
OREO
TDRs


Performing Potential Problem Loans (1)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$78
$78
$126
$68
$158
$69
Dec 2013
Sept 2014
Dec 2014
Special mention
Substandard

(1) Excludes acquired and covered loans and covered OREO.

Dollar amounts in millions.

Loan Portfolio

Diversifying First Midwest's Lending

$6.7 Billion, Up 18% [1]


41% Owner
Occupied [2]

Category	Amount	% of Total	Change [1]
C & I and Ag	$2.6	39%	21%
Commercial RE	3.1	47%	17%
Consumer	0.9	13%	22%
Covered	0.1	1%	(41%)

[1] Compared to December 31, 2013.
[2] The percent reported does not include multi-family or construction loans.

Dollar amounts in billions.

Realigned and Expanded Commercial Team

- Middle Market
- Business Banking
- Commercial Real Estate and Equipment Leasing
- Specialty Banking

Building Opportunities Through Commercial Specialty Lines

- Legacy: Agricultural, Healthcare
- Since 2011: Asset-Based Lending
- Acquired National Machine Tool, Equipment Finance Provider

Broadening Consumer

- Direct
- Mortgage

M&A Strengthens

- 2014 Acquisitions Add Almost $800 Million

Deposits

Strong Legacy Base and Continue to Strengthen Core

$7.7 Billion, Up 12.7% (1)



Savings
17%
DDA
30%
NOW
17%
Time
16%
MMA
20%

(1) Quarter-to-date averages compared to the fourth quarter of 2013.

Strong Base

- 84% Low Cost Transactional
- Lower Cost Funding: 14 bps

Driving Household Growth

- Core Checking, Penetration
- Mobile, Internet Expansion

Better Positioned For Higher Rates

M&A Strengthens

- 2014 Acquisitions Add Over $1.2 Billion

Deposits Well-positioned For Rising Rates

Implied Elasticity From Q4 2003 To Q2 2006 (%)



Q4 2003 - Q2 2005 (1st 200 bps increase)
Q4 2003 - Q2 2006 (Total change)
29%
18%
FMBI
55%
47%
PVTB
41%
25%
WTFC
37%
22%
MBFI
31%
17%
CHFC
29%
17%
SRCE
28%
14%
UMBF
22%
7%
FMER

Cost Of Deposits (2003 – 2014)



Cost of deposits
FMBI
Median (1)
Max (1)
1.30%
1.17%
1.71%
2.50%
2.82%
1.93%
1.12%
0.59%
0.42%
0.27%
0.18%
0.15%
29bps cost advantage to peers (2003-2008)
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
MRQ

From Company filings, SNL Financial

Note: Financial data as of most recent quarter; Implied deposit elasticity calculated as change in cost of deposits from Q4 2003 to Q2 2006 as % of the change in 3-month LIBOR during the same time period (1.17% to 5.22%)

(1) Median and max values from CHFC, FMER, MBFI, ONB, PVTB, SRCE, UMBF and WTFC

Fee-Based Revenues

Building Fee-Based Businesses



$35
$30
$25
$20
$15
$10
$5
$0
$27
$29
4Q 2013
4Q 2014
Other Fees
Card-Based
Service Charges
Wealth Management
Mortgage

Dollar amounts in millions.

Significant, Broad Based Growth

- Up 9.9% vs. Fourth Quarter 2013
- Improved Retail Product Alignment, Card Penetration
- Enhanced Treasury Management Capabilities
- Expanded Capital Market Offering
- Mortgage Expansion, Impacted By Market Conditions
- Acquisitions Add Modest Amount

Wealth Management

- Up 8.7% vs. Fourth Quarter 2013
- Leveraging Distribution, Commercial Synergy

Leveraging First Midwest's Business Investment

Managing Efficiency (1)



Net Interest and Noninterest Income
Noninterest Expense
$120
$100
$80
$60
$40
$20
$0
$93
$65
$108
$67
$107
$76
4Q 2013
3Q 2014
4Q 2014

	4Q 2013	3Q 2014	4Q 2014
Margin	3.62%	3.72%	3.76%
Efficiency	63%	62%	66%

Loan Growth Offsets Pressure

Building Fee-Based Businesses

Balanced Business Investment

- Tight Management of Expense
- Investment In:
  - First Midwest's People
  - Distribution, Brand

(1) Excludes acquisition and integration related expenses in the third and fourth quarters of 2014.

Leveraging First Midwest's Business Investment

Managing Efficiency (1)



Net Interest and Noninterest Income
Noninterest Expense
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$372
$257
$403
$270
2013
2014

	2013	2014
Margin	3.68%	3.69%
Efficiency	64%	65%

Loan Growth Offsets Pressure

Building Fee-Based Businesses

Balanced Business Investment

- Tight Management of Expense
- Investment In:
  - First Midwest's People
  - Distribution, Brand

(1) Excludes the impact of certain balance sheet repositioning activities in 2013 and acquisition and integration related expenses in 2014.

Going Forward

Capital, A Source of Strength

Metric	Dec 31, 2013	Sept 30, 2014	Dec 31, 2014	Bank Regulatory Requirements (1)	
				Minimum for "Well-Capitalized"	2014 Excess (In Millions)
Company Capital to Risk Weighted Assets:					
Total	12.39%	10.94%	11.23%	10.00%	$174
Tier 1	10.91%	9.86%	10.18%	6.00%	$403
Tier 1 Common	10.37%	9.38%	9.54%	N/A	N/A
Quarterly Dividend	$0.07	$0.08	$0.08	N/A	N/A
Dividend Payout %	27%	32%	42%	N/A	N/A

(1) Bank excess capital is presented since the Company is not subject to formal Federal Reserve regulatory guidance.

- Capital Deployed for Acquisitions, Expected to Rebuild Quickly
- Significant Capital, Primarily Common Equity
- Investment Grade Ratings from Moody's, Fitch and S&P
- Supports Ability to Leverage

Ability to Leverage Capital, Infrastructure

Market Opportunities

Environment Will Drive

- Capital Requirements, Lower Profitability
- Compliance Costs

Consolidation Expected Over Time

- 43 Chicago Banks Between $350 Million and $4 Billion in Assets
- Additional Opportunities in Adjacent Markets

We Are A Compelling Partner

- Solid Reputation, Culture
- Strong Capital, Capacity, Experience
- 3 Acquisitions in 2014,
- Bank Announced, Closed and Integrated < 150 days

Requires Discipline, Patience

- Alignment with Core Business Strategy
- Managing $10 Billion Regulatory Threshold
- Willingness and Ability to Respond

In Closing – Why Invest?

Premier Growing Bank Franchise

- 15% in 2014

Leveraging First Midwest's Strengths

- Engaged Legacy Team, Enhanced Team by New Hires
- Strong Core Deposits
- Well Positioned for Rising Rates
- Attractive Markets, Growing Opportunities
- Significant Capital and Liquidity

Intense Focus On Our Corporate Priorities

- Build the Highest Quality Team
- Diversify/Grow Loans and Revenue
- Balance Investment and Risk

Growing Strategically Expected to Enhance Shareholder Returns

Appendix

Overview of Record Growth

Robust Asset Generation Across Range Of Commercial And Retail Products ($Mm)



Total FMBI loans[1]
Corporate[1]
Consumer[1]
Covered
28.3%
$5,190
$5,580
$6,657
2012
2013
2014
38.2%
$1,631
$1,831
$2,254
2012
2013
2014
C&I
26.2%
$1,619
$1,687
$2,043
2012
2013
2014
CRE[2]
33.1%
$269
$322
$358
2012
2013
2014
Agricultural
44.6%
$428
$472
$619
2012
2013
2014
Consumer
(60.1%)
$198
$134
$79
2012
2013
2014
Covered

Diversified Revenue Base



Other 18.4%
BOLI income 2.5%
Mortgage banking income 3.4%
Card-based fees 20.9%
Wealth management 22.8%
Deposit service charges 31.8%

Significant Wealth Management And Trust Platform



Trust AUM ($bn)
WM fees ($mm)
$5.0
$22
$6.7
$24
$7.2
$26
2012
2013
2014

From Company filings, SNL Financial

Note: Financial data as of most recent quarter
(1) Excludes covered loans; (2) Excludes construction and other CRE

Certain Terms Used in This Presentation

Acquired Loans – These are loans that were acquired in business combinations.
Core Deposit – Includes demand, savings, money markets, and NOW accounts.
Covered Loans or Covered OREO – Means loans or OREO that the Company acquired through an FDIC-assisted transaction.
Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, net trading gains, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio also excludes the effects of unusual, infrequent, or non-recurring revenues and expenses.
Net Interest Income – Means the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.
Net Interest Margin – Means net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis assuming a federal income tax rate of 35%.
Non-Performing Loans – Means non-accrual loans (the majority of which are past due) and loans 90 days or more past due and still accruing interest.
Performing Potential Problem Loans – These loans are performing in accordance with contractual terms, but management has concerns about the ability of the borrower to continue to comply with loan terms due to the borrower's operating or financial difficulties.
Tier 1 Common Capital – Means tier 1 capital, less trust preferred securities, divided by risk-weighted assets.

Notes:

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
- Unless otherwise indicated, all loan information includes acquired and covered loans.
- Peer information for this presentation from SNL.

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," or "continue" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2013, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

First Midwest Bancorp, Inc.

Contact Information

Paul F. Clemens
Executive Vice President
& Chief Financial Officer
paul.clemens@firstmidwest.com
630-875-7347

James M. Roolf
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533